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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 13, 2004

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                              TREY RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)



            Delaware                  000-50302                  16-1633636
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(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
 Incorporation or Organization)      File Number)           Identification No.)



                                 750 Highway 34,
                            Matawan, New Jersey 07747
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               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (732) 566-3320



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ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           The information contained in this Item 12 is being "furnished to" the SEC in accordance with SEC Release Nos. 33-8216 and 34-47226 and shall not be deemed "filed with" the SEC for purposes of Section 18 of the Securities Exchange of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 12 shall not be deemed incorporated by reference into any registration statement, proxy statement or other report except as shall be expressly set forth by specific reference in such filing and regardless of any general incorporation language in such filing.

           On August 13, 2004 the Registrant reported in a press release its financial results for the period ended June 30, 2004. A copy of the press release is set forth below in its entirety:

TREY RESOURCES [LOGO]
293 Eisenhower Parkway, Livingston, NJ 07039


FOR IMMEDIATE RELEASE
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              TREY RESOURCES, INC. ANNOUNCES SECOND QUARTER RESULTS

         First Reporting Period Since Completion of Initial Acquisition

Livingston, NJ, August 13, 2004 - Trey Resources, Inc. (OTCBB: TYRIA) announced today the company's financial results for the second quarter ended June 30, 2004.

           Trey reported revenue of $215,075 compared with revenue of $850 in the same period a year earlier. This reflected the first month's results from SWK Technologies, Trey's sole operating unit, which was acquired on June 2, 2004. Operating losses for the quarter were $219,794 compared with an operating loss of $25,623 in the second quarter of 2003.

Trey Resources CEO Mark Meller said, "The second quarter was pivotal for Trey. We closed our first acquisition, built the foundations of our management team and recorded operating revenue for 30 days of ownership of SWK of $215,075. This represents $2.5 million in sales on an annualized basis. We believe we are now well positioned for exceptionally strong growth in the coming quarters."

"The balance of the year should be an exciting period for our shareholders as we continue to build our business. We expect strong improvement in cash flow from operations as our financial results start to reflect the impact of our continuing acquisition program. We recently announced our second expected acquisition, Business Tech Solutions Group. When completed, that acquisition is expected to increase Trey revenue by over 25% from the current rate. We continue to work to improve our operating results, both through internal growth and through acquisitions," Meller said.
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About Trey Resources
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Trey Resources is involved in the acquisition and build-out of technology and software companies. The company's growth strategy is to acquire firms in this extensive and expanding but highly fragmented segment as it seeks to create substantial value for shareholders. Trey was incorporated in Delaware in October 2002 as a wholly owned subsidiary of iVoice, Inc. (OTCBB:IVOC). The company was spun off from iVoice in February 2004 as a cashless dividend to iVoice shareholders. In June 2004, Trey acquired SWK Technologies, a New Jersey-based company, for 2,750,000 shares of Trey Class A Common Stock. SWK is the company's initial platform acquisition and is currently Trey's principal operating unit. SWK is an information technology services and software company with revenue in excess of $2 million for each of the past two years. The company is a value-added reseller and master developer of Best Software's category leading MAS 90, MAS 200 and MAS 500 accounting software. SWK also is publisher of the award-winning MAPADOC EDI integrated solution, which is used seamlessly with MAS 90 and MAS 200. EDI is widely accepted as a key component to a full supply-side systems solution. Trey's focus is to build SWK through both internal growth and by acquisitions. Trey expects to make the necessary investments to continue to build SWK's sales organization and to support new product development. Trey intends to make SWK the dominant company in its field. As part of its plan to expand into new markets, Trey has focused on the business software and information technology consulting market and is looking to acquire other companies in these expanding but highly fragmented industries. For more information on Trey Resources, please visit HTTP://WWW.TREYRESOURCES.COM

A profile for investors on Trey Resources may be found at the website HTTP://WWW.HAWKASSOCIATES.COM/TREY/PROFILE.HTM

An online investor kit containing Trey press releases, SEC filings, current price Level II quotes, interactive Java stock charts and other useful information for investors can be found at HTTP://WWW.HAWKASSOCIATES.COM and HTTP://WWW.HAWKMICROCAPS.COM. Investors may contact Frank Hawkins or Julie Marshall, Hawk Associates, at (305) 852-2383, email: INFO@HAWKASSOCIATES.COM.

This news release includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, regarding among other things our plans, strategies and prospects -- both business and financial. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Many of the forward-looking statements contained in this news release may be identified by the use of forward-looking words such as "believe," "expect," "anticipate," "should," "planned," "will," "may," "intend," "estimated," and "potential," among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this news release include market conditions and those set forth in reports or documents that we file from time to time with the United States Securities and Exchange Commission. All forward-looking statements attributable to Trey Resources, Inc. or a person acting on its behalf are expressly qualified in their entirety by this cautionary language.
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                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     August 18, 2004

                                          TREY RESOURCES, INC.



                                          By: /s/ Mark Meller
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                                              Mark Meller
                                              President, Chief Executive Officer
                                              and Principal Accounting Officer